Exhibit 32.1

Certification of the Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Altisource Portfolio Solutions S.A. (the “Company”) for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William B. Shepro, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 13, 2014	By:	/s/ William B. Shepro
William B. Shepro
Director and Chief Executive Officer
(Principal Executive Officer)